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              UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                           Washington D.C.  20549



                                  FORM 8-K


                               CURRENT REPORT



     Pursuant to Section 13 or 15d of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 19, 1994




                                    KEYCORP
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             (Exact name of registrant as specified in its charter)


             Ohio                          0-850           34-6542451
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(State or other jurisdiction of         (Commission     (I.R.S. Employer
        incorporation)                  File Number)    Identification No.)

        127 Public Square, Cleveland, Ohio                    44114-1306
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     (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code: (216) 689-3000
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Item 5. Other Events
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        On April 19, 1994, the Registrant issued a press release announcing its earnings results for the three month period ended March 31, 1994. This press release is attached as Exhibit 99a to this report and incorporated herein by reference.

        On April 20, 1994, the Registrant mailed its Annual Report to its shareholders of record as of March 22, 1994. The following portions of the 1993 Annual Report are attached as Exhibit 99b to this report and are incorporated herein by reference: Management's Discussion and Analysis of Financial Condition and Results of Operations; Report of Ernst & Young, Independent Auditors; Consolidated Financial Statements; and Notes to Consolidated Financial Statements.

        The Registrant is also filing descriptions of its business (including a discussion of regulatory and supervision matters) and properties that reflect old KeyCorp and Society on a combined basis giving effect to the March 1, 1994 merger. The descriptions of business and properties are attached as Exhibit 99c to this report and are incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits
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    (c) Exhibits
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            23      Consent of Ernst & Young, Independent Auditors

            99a. April 19, 1994, press release of the Registrant announcing its earnings results for the three month period ended March 31, 1994.

            99b. 1993 KeyCorp Annual Report sections: Management's Discussion and Analysis of Financial Condition and Results of Operations; Report of Ernst & Young, Independent Auditors; Consolidated Financial Statements; and Notes to Consolidated Financial Statements.

            99c. Descriptions of KeyCorp's business (including a discussion of regulatory and supervision matters) and properties that reflect old KeyCorp and Society on a combined basis giving effect to the March 1, 1994 merger.


                                SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                    KEYCORP
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                                                  (Registrant)

Date: April 19, 1994                            /s/ Lee Irving
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                                                 By:  Lee Irving
                                                      Executive Vice President,
                                                      Treasurer and Chief
                                                      Accounting Officer